UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2022
 Newpark Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-02960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9320 Lakeside Boulevard,	Suite 100
The Woodlands,	Texas	77381
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (281) 362-6800

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 15, 2022, the Board of Directors of Newpark Resources, Inc. (the “Company”) adopted and approved, effective immediately, the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”) in order to, among other things:
•eliminate the requirement to have a stockholder list available for inspection at the stockholder meeting;
•update the procedural mechanics with respect to adjourned meetings of stockholders;
•update the procedures and requirements with respect to the stockholders’ right to act by written consent in lieu of a meeting;
•enhance the procedural mechanics and disclosure requirements relating to business proposals submitted and director nominations made by stockholders, including by requiring:
◦certain additional background information regarding the proposing stockholders, proposed nominees or business and other persons related to such matter;
◦representations as to whether such stockholder intends or is part of a group which intends to deliver, in the same manner required of the Company under the Exchange Act, a proxy statement or form of proxy to holders of shares representing, in the case of nominations, at least 67% of the voting power of the Company’s outstanding stock entitled to vote generally in the election of directors, or in the case of other business, at least the percentage of the voting power of the Company’s outstanding stock required to approve or adopt such proposal; and
◦with respect to nominations, a representation that, immediately after soliciting the required percentage of stockholders described above, the stockholder submitting such matter will provide the Company with documents demonstrating that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of the required percentage of the voting power of the Company’s stock entitled to vote generally in the election of directors;
•require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and
•opt out of Section 116 of the General Corporation Law of the State of Delaware by requiring that certain notices and other information or documents provided by stockholders to the Company pursuant to the Amended and Restated Bylaws must be delivered in writing.
The Amended and Restated Bylaws also incorporate various other updates and technical, clarifying and conforming changes.
The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Newpark Resources, Inc., dated November 15, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.
(Registrant)

Date:	November 17, 2022	By:	/s/ E. Chipman Earle
E. Chipman Earle
Vice President, General Counsel,
Chief Administrative Officer & Corporate Secretary